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                                                                    Exhibit 23.1







                              Accountants' Consent

The Board of Directors
Adolor Corporation

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.




                                                                        KPMG LLP

Princeton, New Jersey
April 3, 2000